September 4, 2020

United States Securities and Exchange Commission

Disclosure Review Office 3

Division of Investment Management

100 F Street, N.E.

Washington, DC 20549-0506

RE:	C.M. Multi-Account A

File No. 811-08698, CIK 0000928407

Rule 30b2-1 Filing

Dear Sir or Madam:

As required by Rule 30e-2 under the Investment Company Act of 1940, as amended (1940 Act), the above referenced separate account, a unit investment trust registered under the Act, mailed to its contract owners the 2020 semiannual reports for the underlying management investment companies listed in the table below. This filing constitutes the filing of those reports as required by Rule 30b2-1 under the 1940 Act.

The 2020 semiannual reports of the investment companies listed below are incorporated by reference.

Investment Company	CIK
AIM Variable Insurance Funds	0000896435
(Invesco Variable Insurance Funds)
American Funds Insurance Series	0000729528
MML Series Investment Fund	0000067160
MML Series Investment Fund II	0001317146
PIMCO Variable Insurance Trust	0001047304
Variable Insurance Products Fund II	0000831016
Voya Investors Trust	0000837276

Very truly yours,

/s/ James M. Rodolakis

James M. Rodolakis

Vice President

C.M. Life Insurance Company

Massachusetts Mutual Life Insurance Company (MassMutual) and affiliates • Springfield, MA 01111-0001 • (413) 788-8411